Exhibit 10.44

Supplemental Agreement
(Contract No.: Jin Chu Yin Yu Zu Bao Zi (2018) No. 004 BC)

This Supplemental Agreement (hereinafter referred to as the “Supplemental Agreement”) is entered into by and among the following parties on June 28, 2020.

Applicant: Chongqing Yinhai Financial Leasing Co., Ltd. (hereinafter referred to as the “Applicant”)
Legal Representative: Pang Xianwei
Registered Office: No. 62, Xingguang Avenue, Beibu New Area, Chongqing
Postal Code: 401121

Opening Bank of Basic Account: Chongqing High-tech Development Park Sub-Branch of Agricultural Bank of China

Factor: The Export-Import Bank of China (hereinafter referred to as the “Factor”)
Legal Representative: Hu Xiaolian
Registered Office: No. 30, Fuxingmennei Street, Xicheng District, Beijing
Postal Code: 100031

☒Guarantor [/] (hereinafter referred to as the “Guarantor”)
Legal Representative: /
Registered Office: /
Postal Code: /
Telephone: /
Fax: /

☑Mortgagor: Chongqing Yinhai Financial Leasing Co., Ltd. (hereinafter referred to as the “Mortgagor”)
Legal Representative: Pang Xianwei
Registered Office: No. 62, Xingguang Avenue, Beibu New Area, Chongqing
Postal Code: 401121

☑Pledgor: Chongqing Yinhai Financial Leasing Co., Ltd. (hereinafter referred to as the “Pledgor”)
Legal Representative: Pang Xianwei
Registered Office: No. 62, Xingguang Avenue, Beibu New Area, Chongqing
Postal Code: 401121

☑Mortgagor: Chongqing Alpha and Omega Semiconductor Technology Co., Ltd. (hereinafter referred to as “Mortgagor 2”)
Legal Representative: MIKE FUSHING CHANG
Registered Office: No. 288, Yuefu Avenue, Beibei District, Chongqing
Postal Code: 400700
Telephone: 023-66468000
Fax: /

Whereas,
(1) The Applicant and the Factor signed the Rent Factoring Contract Jin Chu Yin Yu Zu Bao Zi (2018) No. 004 on May 14, 2018 (hereinafter referred to as the “Rent Factoring Contract”), under which the Factor agreed to provide the service of rent factoring to the Applicant as per the terms and conditions stipulated in the Rent Factoring Contract.

☒(2) The Factor and the Guarantor signed the Guarantee Contract (hereinafter referred to as the “Guarantee Contract”), under which the Guarantor agreed to provide joint-and-several-liability guarantee for repayment of the debts under the Rent Factoring Contract.

☑(3) The Factor and the Mortgagor signed the Machine and Equipment Mortgage Contract Jin Chu Yin Yu Zu Bao Zi (2018) No. 004 DY01 on May 14, 2018 (hereinafter referred to as the “Mortgage Contract”), under which the Mortgagor agreed to provide mortgage in favor of the Factor for repayment of the debts under the Rent Factoring Contract.

☑(4) The Factor and the Pledgor signed the Cash Collateral Pledge Contract Jin Chu Yin Yu Zu Bao Zi 2018 No. 004 ZY01 on May 14, 2018 (hereinafter referred to as the “Pledge Contract”), under which the Pledgor agreed to provide pledge in favor of the Factor for repayment of the debts under the Rent Factoring Contract.

☑(5) The Factor and the Mortgagor 2 signed the Real Estate Mortgage Contract Jin Chu Yin Yu Zu Bao Zi (2018) No. 004 DY03 on April 10, 2019 (hereinafter referred to as the “Real Estate Mortgage Contract”), under which the Mortgagor 2 agreed to provide mortgage in favor of the Factor for repayment of the debts under the Rent Factoring Contract.

☒(6) /

(7) As required by the People’s Bank of China, in order to convert the pricing benchmark of rent factoring business of floating interest rates in stock to loan prime rate (LPR), the Factor and the Applicant intend to amend the provisions of the Rent Factoring Contract on interest rates.

The Factor, the Applicant, ☒ the Guarantor, ☑ the Mortgagor, ☑ the Pledgor, and ☑ the Mortgagor 2 are hereinafter collectively referred to as the “Parties”, and individually as a “Party”.

The Parties, through consultation, hereby agree to enter into the following Supplemental Agreement as the supplement and amendment to the Rent Factoring Contract, ☒ the Guarantee Contract, ☑ the Mortgage Contract, ☑ the Pledge Contract and ☑ the Real Estate Contract:

Article 1 All definitions and terms in the Supplemental Agreement shall have the same meanings with those defined in the Rent Factoring Contract, ☒ the Guarantee Contract, ☑ the Mortgage Contract, ☑ the Pledge Contract and ☑ the Real Estate Mortgage Contract unless otherwise stipulated in the Supplemental Agreement.

Article 2 As of the signing date of the Agreement (hereinafter referred to as the “Interest Rate Conversion Day”), the Financing Rate in the Rent Factoring Contract shall be determined by the following provisions:

☑ For financing by RMB rent factoring, the Financing Rate shall be determined by LPR at ☒ 1 year ☑ over 5 years ☑ plus ☒ minus 0.8125%. The Financing Rate shall be determined on a ☒ monthly ☑ quarterly ☒ semiannually ☒ annually basis. The Financing Rate floating day shall be calculated from ☑ Interest Rate Conversion Day ☒ value date. The value of the LPR shall be the LPR applicable to the working day before the Interest Rate Conversion Day, commencing on the same day of the next period. Once the floating rate is determined, it shall not be changed during the floating period. After expiry of the floating period, the rate for the next floating period shall be determined by the corresponding LPR.
☒ For financing by RMB rent factoring, the fixed annual interest rate of percent ( %) is applied, which equals to the LPR applicable in the working day before ☒ Interest Rate Conversion Day ☒ value date ☒ for ☒ 1 year ☑ over 5 years ☒ plus ☒ minus %.

☑ Article 3 To avoid any doubt, before the Interest Rate Conversion Day, the Financing Rate of the financing by RMB rent factoring shall still be determined by the previous interest rate in the Rent Factoring Contract before the amendment in the Supplemental Agreement and interests on the financing shall be calculated and collected from the Applicant.

Article 4 The Supplemental Agreement, as the amendment and supplement to the Rent Factoring Contract, is an integral part of the Rent Factoring Contract. Terms in the Supplemental Agreement shall not affect the force of other terms in the Rent Factoring Contract except those amended and supplemented in the Supplemental Agreement.

☒ The Guarantor, ☑ the Mortgagor, ☑ the Pledgor, and ☑ the Mortgagor 2 hereby confirm that: (1) the guarantee scope, security scope, and debts secured under ☒ the Guarantee Contract, ☑ the Mortgage Contract, ☑ the Pledge Contract and ☑ the Real Estate Mortgage Contract include the debts of the Applicant under the Rent Factoring Contract as amended by the Supplemental Agreement; (2) the security measures created in ☒ the Guarantee Contract, ☑ the Mortgage Contract, ☑ the

Pledge Contract and ☑ the Real Estate Mortgage Contract are all legal and effective; and (3) their obligations under ☒ the Guarantee Contract, ☑ the Mortgage Contract, ☑ the Pledge Contract and ☑ the Real Estate Mortgage Contract remain legally binding on them.

Article 5 After the Supplemental Agreement takes effect, no Party shall unilaterally modify, suspend or terminate the same. Any modification or supplement to the Supplemental Agreement shall be made through consultation among the Parties in the form of written supplemental agreements, and shall only be valid with signature of the legal representatives or authorized signatories and the official seal of the Parties.

Article 6 The Supplemental Agreement is governed by the same law and applies the same dispute resolution method as the Rent Factoring Contract.

Article 7 The Parties all confirm that signing and performance of the Supplemental Agreement are the true expression of their intentions, and they have lawfully completed all internal procedures and obtained all company authorizations necessary for signing of the Supplemental Agreement.

Article 8 The Supplemental Agreement comes into effect when it is signed by the legal representatives or authorized signatories of the Parties and sealed with their official seals. The original of the Supplemental Agreement is made in triplicate with each Party holding one copy.

(Remainder of Page Intentionally Left Blank)

Signature Page

Applicant (Seal): Chongqing Yinhai Financial Leasing Co., Ltd.
Legal Representative (or Authorized Signatory) (Signature): /s/Pang Xianwei

Factor (Seal): The Export-Import Bank of China
Legal Representative (or Authorized Signatory) (Signature): /s/Yang Dongzhi

☒Guarantor (Seal):
Legal Representative (or Authorized Signatory) (Signature):

☐Mortgagor (Seal): Chongqing Yinhai Financial Leasing Co., Ltd.
Legal Representative (or Authorized Signatory) (Signature): /s/Pang Xianwei

☐Pledgor (Seal): Chongqing Yinhai Financial Leasing Co., Ltd.
Legal Representative (or Authorized Signatory) (Signature): /s/Pang Xianwei

☐Mortgagor 2 (Seal): Chongqing Alpha and Omega Semiconductor Technology Co., Ltd.
Legal Representative (or Authorized Signatory) (Signature): /s/Mike FuShing Chang